Exhibit 24

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Kristin H. Becnel, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Post-Effective Amendments to Registration Statements on Form S-8 ("Registration Statements") relating to the Continental Airlines, Inc. 1994 Stock Incentive Plan, 1994 Restricted Stock Grant, 1997 Employee Stock Purchase Plan and Deferred Compensation Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statements and any and all amendments thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

June 8, 2004

By: /s/ Thomas J. Barrack, Jr.

Print Name: Thomas J. Barrack, Jr.

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Kristin H. Becnel, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Post-Effective Amendments to Registration Statements on Form S-8 ("Registration Statements") relating to the Continental Airlines, Inc. 1994 Stock Incentive Plan, 1994 Restricted Stock Grant, 1997 Employee Stock Purchase Plan and Deferred Compensation Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statements and any and all amendments thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

June 8, 2004

By: /s/ Gordon M. Bethune

Print Name: Gordon M. Bethune

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Kristin H. Becnel, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Post-Effective Amendments to Registration Statements on Form S-8 ("Registration Statements") relating to the Continental Airlines, Inc. 1994 Stock Incentive Plan, 1994 Restricted Stock Grant, 1997 Employee Stock Purchase Plan and Deferred Compensation Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statements and any and all amendments thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

June 8, 2004

By: /s/ Kirbyjon H. Caldwell

Print Name: Kirbyjon H. Caldwell

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Kristin H. Becnel, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Post-Effective Amendments to Registration Statements on Form S-8 ("Registration Statements") relating to the Continental Airlines, Inc. 1994 Stock Incentive Plan, 1994 Restricted Stock Grant, 1997 Employee Stock Purchase Plan and Deferred Compensation Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statements and any and all amendments thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

June 8, 2004

By: /s/ Lawrence W. Kellner

Print Name: Lawrence W. Kellner

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Kristin H. Becnel, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Post-Effective Amendments to Registration Statements on Form S-8 ("Registration Statements") relating to the Continental Airlines, Inc. 1994 Stock Incentive Plan, 1994 Restricted Stock Grant, 1997 Employee Stock Purchase Plan and Deferred Compensation Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statements and any and all amendments thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

June 8, 2004

By: /s/ Douglas H. McCorkindale

Print Name: Douglas H. McCorkindale

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Kristin H. Becnel, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Post-Effective Amendments to Registration Statements on Form S-8 ("Registration Statements") relating to the Continental Airlines, Inc. 1994 Stock Incentive Plan, 1994 Restricted Stock Grant, 1997 Employee Stock Purchase Plan and Deferred Compensation Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statements and any and all amendments thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

June 8, 2004

By: /s/ Henry L. Meyer III

Print Name: Henry L. Meyer III

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Kristin H. Becnel, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Post-Effective Amendments to Registration Statements on Form S-8 ("Registration Statements") relating to the Continental Airlines, Inc. 1994 Stock Incentive Plan, 1994 Restricted Stock Grant, 1997 Employee Stock Purchase Plan and Deferred Compensation Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statements and any and all amendments thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

June 8, 2004

By: /s/ Oscar Munoz

Print Name: Oscar Munoz

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Kristin H. Becnel, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Post-Effective Amendments to Registration Statements on Form S-8 ("Registration Statements") relating to the Continental Airlines, Inc. 1994 Stock Incentive Plan, 1994 Restricted Stock Grant, 1997 Employee Stock Purchase Plan and Deferred Compensation Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statements and any and all amendments thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

June 8, 2004

By: /s/ George G.C. Parker

Print Name: George G.C. Parker

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Kristin H. Becnel, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Post-Effective Amendments to Registration Statements on Form S-8 ("Registration Statements") relating to the Continental Airlines, Inc. 1994 Stock Incentive Plan, 1994 Restricted Stock Grant, 1997 Employee Stock Purchase Plan and Deferred Compensation Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statements and any and all amendments thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

June 8, 2004

By: /s/ Karen Hastie Williams

Print Name: Karen Hastie Williams

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Kristin H. Becnel, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Post-Effective Amendments to Registration Statements on Form S-8 ("Registration Statements") relating to the Continental Airlines, Inc. 1994 Stock Incentive Plan, 1994 Restricted Stock Grant, 1997 Employee Stock Purchase Plan and Deferred Compensation Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statements and any and all amendments thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

June 8, 2004

By: /s/ Ronald B. Woodard

Print Name: Ronald B. Woodard

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Kristin H. Becnel, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Post-Effective Amendments to Registration Statements on Form S-8 ("Registration Statements") relating to the Continental Airlines, Inc. 1994 Stock Incentive Plan, 1994 Restricted Stock Grant, 1997 Employee Stock Purchase Plan and Deferred Compensation Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statements and any and all amendments thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

June 8, 2004

By: /s/ Charles A. Yamarone

Print Name: Charles A. Yamarone

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Kristin H. Becnel, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Post-Effective Amendments to Registration Statements on Form S-8 ("Registration Statements") relating to the Continental Airlines, Inc. 1994 Stock Incentive Plan, 1994 Restricted Stock Grant, 1997 Employee Stock Purchase Plan and Deferred Compensation Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statements and any and all amendments thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

June 8, 2004

By: /s/ Jeffrey J. Misner

Print Name: Jeffrey J. Misner

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Kristin H. Becnel, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Post-Effective Amendments to Registration Statements on Form S-8 ("Registration Statements") relating to the Continental Airlines, Inc. 1994 Stock Incentive Plan, 1994 Restricted Stock Grant, 1997 Employee Stock Purchase Plan and Deferred Compensation Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statements and any and all amendments thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

June 8, 2004

By: /s/ Chris T. Kenny

Print Name: Chris T. Kenny